                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-08227

                             SCUDDER INVESTORS FUNDS, INC.
                             -----------------------------
               (Exact Name of Registrant as Specified in Charter)

                                  One South Street
                                Baltimore, MD 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        8/31

Date of reporting period:       02/28/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Japanese Equity Fund

Semiannual Report to Shareholders

February 28, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund focuses its investments in a certain geographical region, thereby increasing its vulnerability to developments in that region. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary February 28, 2005

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

For the period from September 1, 2004 to January 31, 2005 shareholders redeeming Class A shares held less that sixty days will have a lower total return due to the effect of the 2% redemption fee. To discourage short-term trading, effective February 1, 2005, shareholders redeeming Class A, B and C shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Hedging strategies are subject to special risks, and the success of such strategies cannot be guaranteed. Please read this Fund's prospectus for details regarding its objective, investments and risk profile.

Returns shown for Class B prior to its inception on August 10, 1998 and for Class C prior to its inception on May 31, 2000 are derived from historical performance of Class A shares of the Scudder Japanese Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any differences will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 2/28/05
Scudder Japanese Equity Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class A	10.11%	11.69%	11.40%	-7.36%	6.90%
Class B	9.71%	10.78%	10.64%	-8.30%	5.91%
Class C	9.71%	10.87%	10.68%	-8.02%	6.12%
TOPIX Index+	10.21%	15.19%	15.45%	-5.43%	1.75%

Sources: Lipper Inc. and Deutsche Investment Management Americas, Inc.

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on October 20, 1997. Index returns begin October 31, 1997.

+ The Tokyo Stock Price Index ("TOPIX") is an unmanaged capitalization-weighted index designed to reflect the general directional movement of the Japanese equity market. It consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies, and is denominated in US dollars. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 2/28/05	$ 9.99	$ 13.89	$ 13.89
8/31/04	$ 9.88	$ 13.47	$ 13.47
Distribution Information: Six Months: Capital Gains as of 2/28/05	$ .88	$ .88	$ .88
Class A Lipper Rankings — Japanese Funds Category as of 2/28/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	20	of	40	49
3-Year	18	of	35	50
5-Year	12	of	30	39

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Japanese Equity Fund — Class A [] TOPIX Index+

Yearly periods ended February 28

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 2/28/05
Scudder Japanese Equity Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$10,527	$13,028	$6,430	$15,404
	Average annual total return	5.27%	9.22%	-8.45%	6.05%
Class B	Growth of $10,000	$10,778	$13,345	$6,440	$15,265
	Average annual total return	7.78%	10.10%	-8.43%	5.91%
Class C	Growth of $10,000	$11,087	$13,558	$6,590	$15,488
	Average annual total return	10.87%	10.68%	-8.02%	6.12%
TOPIX Index+	Growth of $10,000	$11,519	$15,387	$7,565	$11,353
	Average annual total return	15.19%	15.45%	-5.43%	1.75%

The growth of $10,000 is cumulative.

* The Fund commenced operations on October 20, 1997. Index returns begin October 31, 1997.

+ The Tokyo Stock Price Index ("TOPIX") is an unmanaged capitalization-weighted index designed to reflect the general directional movement of the Japanese equity market. It consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies, and is denominated in US dollars. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit myScudder.com (Class S) for the Fund's most recent month-end performance.

For the period from September 1, 2004 to January 31, 2005, shareholders redeeming Class S shares held less than six months will have a lower total return due to the effect of the 2% redemption fee. To discourage short-term trading, effective February 1, 2005, shareholders redeeming Class S shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Hedging strategies are subject to special risks, and the success of such strategies cannot be guaranteed. Please read this Fund's prospectus for details regarding its objective, investments and risk profile.

Average Annual Total Returns as of 2/28/05
Scudder Japanese Equity Fund	6-Month*	1-Year	Life of Class*
Class S	10.30%	12.00%	10.71%
TOPIX Index+	10.21%	15.19%	15.14%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* The Class commenced operations on July 15, 2002. Index returns begin July 31, 2002.

Net Asset Value and Distribution Information
Class S
Net Asset Value 2/28/05	$ 10.03
8/31/04	$ 9.90
Distribution Information: Six Months: Capital Gains as of 2/28/05	$ .88

Class S Lipper Rankings — Japanese Funds Category as of 2/28/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	18	of	40	44

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Japanese Equity Fund — Class S [] TOPIX Index+

Comparative Results as of 2/28/05
Scudder Japanese Equity Fund		1-Year	Life of Class*
Class S	Growth of $10,000	$11,200	$13,061
	Average annual total return	12.00%	10.71%
TOPIX Index+	Growth of $10,000	$11,519	$14,391
	Average annual total return	15.19%	15.14%

The growth of $10,000 is cumulative.

* The Class commenced operations on July 15, 2002. Index returns begin July 31, 2002.

+ The Tokyo Stock Price Index ("TOPIX") is an unmanaged capitalization-weighted index designed to reflect the general directional movement of the Japanese equity market. It consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies, and is denominated in US dollars. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended February 28, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended February 28, 2005
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 9/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/05	$ 1,101.10	$ 1,097.10	$ 1,097.10	$ 1,103.00
Expenses Paid per $1,000*	$ 7.29	$ 11.18	$ 11.18	$ 6.00
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 9/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/05	$ 1,017.85	$ 1,014.13	$ 1,014.13	$ 1,019.09
Expenses Paid per $1,000*	$ 7.00	$ 10.74	$ 10.74	$ 5.76

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
Scudder Japanese Equity Fund	1.40%	2.15%	2.15%	1.15%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Manager Katsuhiro Iwai and Consultants Sean Lenihan and Tim Griffen discuss Scudder Japanese Equity Fund's strategy and the market environment during the six-month period ended February 28, 2005. Mr. Iwai assumed the management duties of the fund on October 18, 2004.

Q:  How did Japan's economy and stock market perform during the semiannual reporting period?

A:  The Japanese stock market, as measured by the fund's benchmark — the TOPIX Index — produced a total return of 4.73% in local currency terms for the six-month period under review.1 For dollar-based investors, the appreciation of the yen relative to the dollar provided an additional boost to returns. Since mutual funds generally purchase stock in local currencies, the appreciation of those currencies versus the dollar raises the value of the equity investment. And during the past six months, the amount of yen that a dollar could purchase fell from 109.94 to 105.24. As a result, the US dollar return of the TOPIX was 10.21%, well above the local currency return.

1 The Tokyo Stock Price Index (TOPIX) is an unmanaged, capitalization-weighted index designed to reflect the general directional movement of the Japanese equity market. It consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies, and is denominated in US dollars. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.

Key economic statistics released during the period generally fell short of expectations. Gross domestic product from October to December unexpectedly shrank at an annual rate of 0.5% (quarter-over-quarter on a seasonally adjusted, inflation-adjusted basis). However, government reports showing a faster-than-expected growth in the US economy and better-than-expected industrial production at home spurred optimism that Japan will emerge from the slowdown in its economy.

Despite the weak data, the market staged a modest rally after trading in a narrow range for much of the second half of 2004. During that time, the market was pressured by concerns about a possible economic downturn, high oil prices, the Chinese interest rate hike announcement — since China has become one of Japan's primary export markets — and a strengthening yen (a negative for export volumes). However, we saw renewed buying of Japanese equities in mid-December due largely to bargain hunting by overseas investors. Notably, overseas and individual investors continued to be the main market participants since domestic financial institutions were reluctant to add to their Japanese equity holdings given concerns over the outlook for the economy.

On a sector basis, commodities-related sectors such as oil and coal, iron and steel, and mining outperformed the market reflecting rising commodity prices while domestic-related sectors such as land transportation, information and communication, pulp and paper, and retailers performed poorly due to mixed outlook for the Japanese economy.

Q:  How did the fund perform during the period?

A:  For the six-month period ended February 28, 2005, the fund's Class A shares rose 10.11% in dollar terms, slightly underperforming the 10.21% return of the TOPIX. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 7 for the performance of other share classes and for more complete performance information.) The fund also outperformed the 8.34% average return of the 40 funds in its Lipper peer group, Japanese Funds.2

2 Japanese Funds are funds that concentrate their investments in equity securities with primary trading markets or operations in Japan. It is not possible to directly invest in a Lipper category.

Q:  What were the key factors behind the fund's performance?

A:  The fund performed broadly in line with the benchmark. The fund's overweight positions in chemicals, and iron and steel, as well as its underweight position in telecommunication companies added value. Conversely, overweight positions in land transportation and auto companies and an underweight position in foods detracted from returns.

In terms of stock selection, positive contributions came from Aeon Mall Co., Ltd., an operator of suburban shopping centers; JSR Corp., a manufacturer of materials for liquid crystal displays; Nippon Shokubai Co., Ltd., a manufacturer of super absorbent polymers; and Advantest Corp., a semiconductor testing devices producer. Although Aeon Mall continues to benefit from increasing customer traffic at its large scale suburban shopping malls, we reduced this position given the stock's strong outperformance. JSR underperformed earlier in the year, but an upward revision to its future earnings expectations attracted investors back to the stock. Advantest, meanwhile, benefited from the strong demand for its semiconductor testing equipment. We reduced the fund's position in the stock following its strong outperformance.

Negative contributions came from East Japan Railway Co. (JR East), West Japan Railway Corp. (JR West), Nissan Motor Co. Ltd., and Mitsubishi Tokyo Financial Group, Inc. (MTFG). The October 2004 earthquake in Niigata interrupted JR East's train services for a couple of months, which hurt its performance in the near term. However, we believe its medium-term fundamentals remain excellent. JR West was subject to short-term profit taking by individual investors even though no negative company-related news was released. We reduced the fund's overweight position in the stock. Nissan was negatively impacted by the stronger yen, steel shortages and rising raw material costs. However, the company is continuing to take market share in the United States for passenger cars and in our view has huge potential in the light truck segment. Believing its valuation is attractive, we are maintaining the position in its shares. MTFG underperformed the banking sector because the company's merger with UFJ Holdings was cause for uncertainty. With this merger now finalized, the banking industry may be the subject of renewed focus with the final clearing out of non-performing loans (a longstanding problem for the sector). We are reviewing our strategy in the financial industry in order to identify potential opportunities.

Q:  What notable changes have you made to the portfolio?

A:  During the period, we increased the fund's exposure to iron and steel, trading companies and specialty chemicals companies due to what we believed were the improving fundamentals and attractive valuations of stocks in these groups. In addition, we added to the fund's underweight positions in information and telecommunication companies, and electric appliances. On the other side of the ledger, we reduced exposure to machinery companies — due to their increased valuations — as well as auto companies, where a strong yen and rising raw material costs are weighing on earnings. Major purchases included Mitsubishi Corp. (a trading company), KDDI Corp. (Japan's second largest mobile phone operator), Yamanouchi Pharmaceutical Co. Ltd., Nomura Research Institute, Ltd. (IT research and consulting) and TDK Corp. (an electronics components manufacturer). Major sales include Nitto Denko (an LCD films and electronic components maker), Toyota Motor Corp., Mitsui & Co. (a trading company), Advantest Corp. and SMC (a producer of pneumatic equipment).

As a result of our bottom-up individual stock analysis, the fund remains overweight in specialty chemical, land transportation, real estate and energy/resource companies. Recent earnings announcements confirmed improving fundamentals in these areas, and we believe valuations are attractive. The fund remains underweight in non-bank financials, pharmaceuticals, telecommunications and electric power companies. In these areas, we believe the valuations of many companies are expensive and the prospects for earnings growth are poor.

Q:  What factors do you see affecting Japan's market through the remainder of this year?

A:  We are encouraged by the fact that much of the bad news on the economy and corporate earnings was factored into market prices following the October-December earnings announcements and major data releases. In addition, we view it as a positive for the market that corporate pension funds sold fewer shares compared to previous years as they completed the transferral of some liabilities to the government, a process known as "daiko henjyo." It also should be noted that more Japanese companies are raising dividends and engaging in share buybacks and merger and acquisition activities to maximize shareholder value. For the market to move higher, however, we believe there will need to be more positive data on domestic consumption and investors will need to feel more confident on the outlook for the US and Chinese economies. Movements in oil prices will continue to be a swing factor, however, given that Japan has to rely largely on imports to meet its energy requirements.

In managing the fund, we continue to focus on risk management by managing the portfolio's exposure (relative to the benchmark) to external factors such as currencies, interest rates and oil prices. We are also investigating companies that we believe have the potential to increase their dividend payouts. As always, we continue to focus on business fundamentals and valuation as the guiding principles of our investment process.

The views expressed in this report reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary February 28, 2005

Asset Allocation	2/28/05	8/31/04

Common Stocks	98%	100%
Cash Equivalents	2%	—
	100%	100%
Sector Diversification (As a % of Common Stocks)	2/28/05	8/31/04

Industrials	22%	24%
Consumer Discretionary	18%	25%
Information Technology	18%	9%
Materials	18%	16%
Financials	17%	19%
Health Care	3%	2%
Telecommunication Services	2%	1%
Utilities	2%	4%
	100%	100%
Ten Largest Equity Holdings at February 28, 2005 (36.3% of Net Assets)
1. JSR Corp. Manufacturer of synthetic rubber and resins	4.7%
2. Nippon Steel Corp. Manufacturer of integrated steel	4.2%
3. Toyota Motor Corp. Manufacturer of diversified automotive products	4.2%
4. East Japan Railway Co. Provider of rail transportation services	4.1%
5. Mitsubishi Tokyo Financial Group, Inc. Provider of financial services	3.7%
6. Nissan Motor Co., Ltd. Manufacturer of motor vehicles	3.5%
7. Mitsui & Co., Ltd. Operator of a general trading company	3.4%
8. Nippon Shokubai Corp., Ltd. Manufacturer of chemicals	3.2%
9. West Japan Railway Corp. Provider of rail transportation services	2.7%
10. Mitsubishi Corp. Operator of general trading company	2.6%

Asset allocation, sector diversification and portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of February 28, 2005 (Unaudited)

	Shares	Value ($)

Common Stocks 98.8%
Consumer Discretionary 18.1%
Auto Components 2.3%
Denso Corp.	49,300	1,263,886
NHK Spring Co., Ltd.	141,000	969,457
		2,233,343
Automobiles 9.1%
Honda Motor Co., Ltd.	13,900	745,016
Mazda Motor Corp.	173,000	598,465
Nissan Motor Co., Ltd.	313,000	3,355,161
Toyota Motor Corp.	105,900	4,118,994
		8,817,636
Household Durables 0.5%
Daiwa House Industry Co., Ltd.	43,000	488,054
Leisure Equipment & Products 1.1%
Sega Sammy Holdings, Inc.*	17,400	1,090,357
Multiline Retail 1.2%
Aoyama Trading Co., Ltd.	27,900	736,633
Fast Retailing Co., Ltd.	6,600	435,274
		1,171,907
Specialty Retail 3.9%
NAFCO Co., Ltd.	15,500	401,524
Nitori Co.	7,300	445,257
Sun Drug Co., Ltd.	32,200	1,182,745
USS Co., Ltd.	22,720	1,781,596
		3,811,122
Financials 16.5%
Banks 5.8%
Mitsubishi Tokyo Financial Group, Inc.	389	3,565,159
Mizuho Financial Group, Inc.	435	2,111,671
		5,676,830
Diversified Financial Services 5.8%
JAFCO Co., Ltd.	21,700	1,347,266
Nomura Holdings, Inc.	151,300	2,092,278
The Sumitomo Trust & Banking Co., Ltd.	320,000	2,204,650
		5,644,194
Real Estate 4.9%
AEON Mall Co., Ltd.	12,000	446,529
AEON Mall Co., Ltd.*	12,000	447,675
Mitsubishi Estate Co., Ltd.	156,000	1,901,635
Mitsui Fudosan Co., Ltd.	157,000	1,943,258
		4,739,097
Health Care 3.4%
Optical Supplies 1.7%
Hoya Corp.	15,300	1,663,442
Pharmaceuticals 1.7%
Yamanouchi Pharmaceutical Co., Ltd.	46,900	1,667,511
Industrials 21.3%
Commercial Services & Supplies 1.5%
Benesse Corp.	28,400	973,348
Dai Nippon Printing Co., Ltd.	29,000	487,428
		1,460,776
Construction & Engineering 2.7%
Obayashi Corp.	276,000	1,751,092
Shimizu Corp.	179,000	880,800
		2,631,892
Machinery 2.0%
Komatsu Ltd.	259,000	1,944,528
Marine 1.8%
Kamigumi Co., Ltd.	117,000	948,827
Mitsui O.S.K. Lines, Ltd.	117,000	804,959
		1,753,786
Road & Rail 7.3%
East Japan Railway Co.	753	4,016,897
Hankyu Corp.*	108,000	445,114
West Japan Railway Corp.	678	2,670,665
		7,132,676
Trading Companies & Distributors 6.0%
Mitsubishi Corp.	182,000	2,481,159
Mitsui & Co., Ltd.	325,000	3,315,815
		5,796,974
Information Technology 17.8%
Electronic Equipment & Instruments 11.8%
Advantest Corp.	5,500	476,558
Casio Computer Co., Ltd.	35,300	462,723
Citizen Electronics Co., Ltd.	9,200	443,925
Koyo Seiko Co., Ltd.	58,000	819,937
Matsushita Electric Industrial Co., Ltd.	128,000	1,912,393
NGK Insulators, Ltd.	106,000	1,109,263
Nidec Corp.	16,300	1,992,353
Omron Corp.	38,800	900,709
ROHM Co., Ltd.	17,000	1,709,270
TDK Corp.	23,000	1,668,853
		11,495,984
IT Consulting & Services 2.4%
Nomura Research Institute, Ltd.	17,400	1,705,328
TIS, Inc.	15,200	639,255
		2,344,583
Office Electronics 2.6%
Canon, Inc.	17,800	941,908
RICOH Co., Ltd.	84,000	1,566,053
		2,507,961
Software 1.0%
Fuji Soft ABC, Inc.	29,400	913,054
Materials 17.5%
Chemicals 11.1%
Asahi Kasei Corp.	173,000	918,058
Hitachi Chemical Co., Ltd.	124,200	2,144,539
JSR Corp.	221,600	4,601,101
Nippon Shokubai Co., Ltd.	336,000	3,135,429
		10,799,127
Metals & Mining 6.4%
Nippon Mining Holdings, Inc.	345,500	2,044,389
Nippon Steel Corp.	1,496,000	4,129,650
		6,174,039
Telecommunication Services 2.2%
Wireless Telecommunication Services
KDDI Corp.	423	2,176,045
Utilities 2.0%
Gas Utilities
Tokyo Gas Co., Ltd.	470,000	1,891,625
Total Common Stocks (Cost $81,582,461)		96,026,543

Cash Equivalents 1.8%
Scudder Cash Management QP Trust, 2.49% (b) (Cost $1,721,262)	1,721,262	1,721,262
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $83,303,723) (a)	100.6	97,747,805
Other Assets and Liabilities, Net 100.0%	(0.6)	(554,624)
Net Assets	100.0	97,193,181

* Non-income producing security.

(a) The cost for federal income tax purposes was $83,303,723. At February 28, 2005, net unrealized appreciation for all securities based on tax cost was $14,444,082. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $15,027,448 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $583,366.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2005 (Unaudited)
Assets
Investments in securities, at value (cost $81,582,461)	$ 96,026,543
Investment in Scudder Cash Management QP Trust (cost $1,721,262)	1,721,262
Total investments in securities at value (cost $83,303,723)	97,747,805
Cash	3,798
Foreign currency, at value (cost $4,797)	4,780
Receivable for investments sold	586,233
Dividends receivable	23,894
Receivable for Fund shares sold	316,286
Other assets	6,785
Total assets	98,689,581
Liabilities
Payable for investments purchased	588,732
Payable for Fund shares redeemed	583,994
Other accrued expenses and payables	323,674
Total liabilities	1,496,400
Net assets, at value	$ 97,193,181
Net Assets
Net assets consist of: Accumulated net investment loss	(620,157)
Net unrealized appreciation (depreciation) on: Investments	14,444,082
Foreign currency related transactions	1,916
Accumulated net realized gain (loss)	4,697,480
Paid-in capital	78,669,860
Net assets, at value	$ 97,193,181

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($28,692,654 ÷ 2,871,914 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)	$ 9.99
Maximum offering price per share (100 ÷ 94.25 of $9.99)	$ 10.60

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($9,090,868 ÷ 654,367 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)

$ 13.89

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($16,205,927 ÷ 1,167,047 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)

$ 13.89
Class S Net Asset Value, offering and redemption price(a) per share ($43,203,732 ÷ 4,308,592 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)	$ 10.03

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 28, 2005 (Unaudited)
Investment Income
Dividends (net of foreign taxes withheld of $27,393)	$ 369,638
Interest — Scudder Cash Management QP Trust	10,267
Total Income	379,905
Expenses: Advisory fee	399,040
Administrator service fee	70,418
Services to shareholders	79,247
Distribution and shareholder servicing fees	163,540
Custodian fees	45,613
Accounting fees	18,100
Auditing	24,723
Legal	45,213
Directors' fees and expenses	13,715
Reports to shareholders	3,100
Registration fees	16,200
Other	34,744
Total expenses, before expense reductions	913,653
Expense reductions	(208,899)
Total expenses, after expense reductions	704,754
Net investment income (loss)	(324,849)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	4,569,269
Foreign currency related transactions	(52,988)
4,516,281
Net unrealized appreciation (depreciation) during the period on: Investments	4,895,312
Foreign currency related transactions	3,417
4,898,729
Net gain (loss) on investment transactions	9,415,010
Net increase (decrease) in net assets resulting from operations	$ 9,090,161

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2005 (Unaudited)	Year Ended August 31, 2004(a)
Operations: Net investment income (loss)	$ (324,849)	$ (538,390)
Net realized gain (loss) on investment transactions	4,516,281	12,685,794
Net unrealized appreciation (depreciation) during the period on investment transactions	4,898,729	(2,634,582)
Net increase (decrease) in net assets resulting from operations	9,090,161	9,512,822
Distributions to shareholders from: Net realized gains: Class A	(2,414,328)	—
Class B	(603,153)	—
Class C	(1,021,554)	—
Class S	(3,344,823)	—
Fund share transactions: Proceeds from shares sold	22,003,447	86,936,721
Reinvestment of distributions	6,204,458	—
Cost of shares redeemed	(25,855,313)	(63,707,740)
Redemption fees	18,781	54,044
Net increase (decrease) in net assets from Fund share transactions	2,371,373	23,283,025
Increase (decrease) in net assets	4,077,676	32,795,847
Net assets at beginning of period	93,115,505	60,319,658
Net assets at end of period (including net investment loss of $620,157 and $295,308, respectively)	$ 97,193,181	$ 93,115,505

(a) On August 20, 2004, the Japanese Equity Portfolio, a master portfolio for a master-feeder structure, closed. The Statement of Changes in Net Assets includes the Japanese Equity Fund's information as a stand-alone and feeder fund for the respective period. On June 3, 2004, the Board of Directors approved dissolving the Japanese Equity master-feeder structure, and converting the Fund to a stand-alone fund. On August 20, 2004, the Fund received net assets with a value of $91,805,357 which included net unrealized appreciation (depreciation) of $8,344,991 from the Japanese Equity Portfolio in a tax free exchange for its beneficial ownership in the Portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended August 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 9.88	$ 8.47	$ 7.83	$ 9.47	$ 19.85	$ 20.12
Income (loss) from investment operations:
Net investment income (loss)	(.03)[b]	(.06)[b]	(.05)[b]	(.06)[b]	(.12)[b]	(.28)
Net realized and unrealized gain (loss) on investment transactions	1.02	1.47	.69	(.55)	(6.12)	5.82
Total from investment operations	.99	1.41	.64	(.61)	(6.24)	5.54
Less distributions from: Net investment income	—	—	—	(1.03)	—	—
Net realized gains on investment transactions	(.88)	—	—	—	(4.14)	(5.81)
Total distributions	(.88)	—	—	(1.03)	(4.14)	(5.81)
Redemption fees	—[c]	—[c]	—[c]	—[c]	—	—
Net asset value, end of period	$ 9.99	$ 9.88	$ 8.47	$ 7.83	$ 9.47	$ 19.85
Total Return (%)[d]	10.11**	16.65	8.17	(6.44)	(37.79)	25.57
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	29	29	10.6		1	3
Ratio of expenses before expense reductions (%)	1.85*	2.10[e]	2.39[e]	8.06[e]	7.66[e]	4.32[e]
Ratio of expenses after expense reductions (%)	1.40*	1.40[e]	1.40[e]	1.60[e]	1.60[e]	1.60[e]
Ratio of net investment income (loss) (%)	(.59)*	(.65)	(.70)	(.89)	(.88)	(1.23)
Portfolio turnover rate (%)	58*	109[f]	137[g]	188[g]	119[g]	120[g]

[a] For the six months ended February 28, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Amount is less than $.005.

[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[e] The ratio includes expenses allocated from the Japanese Equity Portfolio.

[f] This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.

[g] Amount shown is the portfolio turnover rate of the Japanese Equity Portfolio.

* Annualized

** Not annualized

Class B
Years Ended August 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 13.47	$ 11.63	$ 10.83	$ 12.47	$ 24.85	$ 24.58
Income (loss) from investment operations:
Net investment income (loss)	(.10)[b]	(.19)[b]	(.16)[b]	(.19)[b]	(.27)[b]	(.63)
Net realized and unrealized gain (loss) on investment transactions	1.40	2.07	.96	(.67)	(7.97)	6.71
Total from investment operations	1.30	1.84	.80	(.86)	(8.24)	6.08
Less distributions from: Net investment income	—	—	—	(.78)	—	—
Net realized gains on investment transactions	(.88)	—	—	—	(4.14)	(5.81)
Total distributions	(.88)	—	—	(.78)	(4.14)	(5.81)
Redemption fees	—[c]	—[c]	—[c]	—[c]	—	—
Net asset value, end of period	$ 13.89	$ 13.47	$ 11.63	$ 10.83	$ 12.47	$ 24.85
Total Return (%)[d]	9.71**	15.82	7.39	(6.92)	(38.32)	22.66
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	9	3	2	3	6
Ratio of expenses before expense reductions (%)	2.60*	2.85[e]	3.14[e]	8.91[e]	8.70[e]	5.35[e]
Ratio of expenses after expense reductions (%)	2.15*	2.15[e]	2.15[e]	2.35[e]	2.35[e]	2.35[e]
Ratio of net investment income (loss) (%)	(1.34)*	(1.40)	(1.45)	(1.64)	(1.62)	(1.90)
Portfolio turnover rate (%)	58*	109[f]	137[g]	188[g]	119[g]	120[g]

[a] For the six months ended February 28, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Amount is less than $.005.

[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[e] The ratio includes expenses allocated from the Japanese Equity Portfolio.

[f] This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.

[g] Amount shown is the portfolio turnover rate of the Japanese Equity Portfolio.

* Annualized

** Not annualized

Class C
Years Ended August 31,	2005[a]	2004	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 13.47	$ 11.63	$ 10.82	$ 12.48	$ 24.85	$ 24.10
Income (loss) from investment operations:
Net investment income (loss)	(.10)[c]	(.19)[c]	(.16)[c]	(.20)[c]	(.26)[c]	(.04)
Net realized and unrealized gain (loss) on investment transactions	1.40	2.07	.97	(.68)	(7.97)	.79
Total from investment operations	1.30	1.84	.81	(.88)	(8.23)	.75
Less distributions from: Net investment income	—	—	—	(.78)	—	—
Net realized gains on investment transactions	(.88)	—	—	—	(4.14)	—
Total distributions	(.88)	—	—	(.78)	(4.14)	—
Redemption fees	—[d]	—[d]	—[d]	—[d]	—	—
Net asset value, end of period	$ 13.89	$ 13.47	$ 11.63	$ 10.82	$ 12.48	$ 24.85
Total Return (%)[e]	9.71**	15.82	7.49	(7.09)	(38.27)	3.11**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	16	1.1		.3	.1
Ratio of expenses before expense reductions (%)	2.60*	2.85[f]	3.14[f]	8.59[f]	8.92[f]	8.74f,*
Ratio of expenses after expense reductions (%)	2.15*	2.15[f]	2.15[f]	2.35[f]	2.35[f]	2.35f,*
Ratio of net investment income (loss) (%)	(1.34)*	(1.40)	(1.45)	(1.64)	(1.70)	(2.07)*
Portfolio turnover rate (%)	58*	109[g]	137[h]	188[h]	119[h]	120[h]

[a] For the six months ended February 28, 2005 (Unaudited).

[b] For the period from May 31, 2000 (commencement of operations of Class C shares) to August 31, 2000.

[c] Based on average shares outstanding during the period.

[d] Amount is less than $.005.

[e] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[f] The ratio includes expenses allocated from the Japanese Equity Portfolio.

[g] This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.

[h] Amount shown is the portfolio turnover rate of the Japanese Equity Portfolio.

* Annualized

** Not annualized

Class S
Years Ended August 31,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.90	$ 8.47	$ 7.82	$ 8.37
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	(.03)	(.03)	(.01)
Net realized and unrealized gain (loss) on investment transactions	1.02	1.46	.69	(.54)
Total from investment operations	1.01	1.43	.66	(.55)
Less distributions from: Net investment income	—	—	(.01)	—
Net realized gain on investment transactions	(.88)	—	—	—
Total distributions	(.88)	—	(.01)	—
Redemption fees	—[d]	—[d]	—[d]	—[d]
Net asset value, end of period	$ 10.03	$ 9.90	$ 8.47	$ 7.82
Total Return (%)[e]	10.30**	16.88	8.43	(6.57)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	43	38	46.4
Ratio of expenses before expense reductions (%)	1.60*	1.85[f]	2.14[f]	1.35f,**
Ratio of expenses after expense reductions (%)	1.15*	1.15[f]	1.15[f]	.17f,**
Ratio of net investment income (loss) (%)	(.34)*	(.40)	(.45)	.44**
Portfolio turnover rate (%)	58*	109[g]	137[h]	188[g]

[a] For the six months ended February 28, 2005 (Unaudited).

[b] For the period from July 15, 2002 (commencement of operations of Class S shares) to August 31, 2002.

[c] Based on average shares outstanding during the period.

[d] Amount is less than $.005.

[e] Total return would have been lower had certain expenses not been reduced.

[f] The ratio includes expenses allocated from the Japanese Equity Portfolio.

[g] This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.

[h] Amount shown is the portfolio turnover rate of the Japanese Equity Portfolio.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Japanese Equity Fund ("Scudder Japanese Equity Fund" or the "Fund") is a diversified series of the Scudder Investors Funds, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income of the Fund is distributed, if any, annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Redemption Fees. For the period from September 1, 2004 to January 31, 2005, the redemption or exchange of shares held by Class A shareholders for less than sixty days and Class S shareholders for less than six months, were assessed a fee of 2% of the total amount redeemed or exchanged. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended February 28, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $26,951,917 and $32,310,160, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio, Deutsche Asset Management (Japan) Limited ("DeAMJ") is the subadvisor for the Fund and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for the Fund, all indirect, wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The advisory fee payable under the Investment Advisory Agreement is equal to an annualized rate of 0.85% of the Fund's average daily net assets, computed and accrued daily and payable monthly. DeAMJ, an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services.

The Advisor has contractually agreed to waive its fees and/or reimburse expenses to the Fund to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows: Class A shares 1.40%, Class B shares 2.15%, Class C shares 2.15% and Class S shares 1.15%. Under these agreements, the Advisor waived and absorbed $208,899 of expenses.

Administrator Service Fee. ICCC also serves as the Fund's Administrator. Under the Administration Services Appendix to the Master Services Agreement, the Fund pays ICCC an annual fee (the "Administrator Service Fee") based on the Fund's average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accrual are paid monthly, at the annual rate of 0.15% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended February 28, 2005, the Administrator Service Fee to the Fund aggregated $70,418, of which $69,426 was unpaid.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend-paying agent functions to DST. SISC compensates DST out of the Shareholder Servicing Fee it receives from the Fund. For the six months ended February 28, 2005, the transfer agent charges to the Fund by SISC and ICCC aggregated $71,747, of which $67,411 is unpaid.

Various third-party service providers provide certain services to the Fund. Certain expenses of the Fund will not be borne by ICCC, such as taxes, brokerage, interest and extraordinary expenses, and fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel).

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended February 28, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2005
Class A	$ 35,754	$ 11,621
Class B	34,846	11,877
Class C	60,993	19,407
	$ 131,593	$ 42,905

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2005, the shareholder servicing fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at February 28, 2005	Annualized Effective Rate
Class B	$ 11,616	$ 8,093.25%
Class C	20,331	13,527.25%
	$ 31,947	$ 21,620

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2005 aggregated $9,684. There were no underwriting commissions paid in connection with the distributions of Class C shares for the six months ended February 28, 2005.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 28, 2005, the CDSC for Class B and C shares aggregated $40,752 and $8,771, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended February 28, 2005, SDI received $14,151.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has agreed to reimburse the Fund in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $19 and $43, respectively.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 28, 2005		Year Ended August 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	627,523	$ 6,245,287	2,846,843	$ 28,420,623
Class B	374,325	5,070,607	1,181,774	15,906,576
Class C	229,833	3,150,681	1,370,116	18,674,487
Class S	757,689	7,536,872	2,369,773	23,935,035
		$ 22,003,447		$ 86,936,721
Shares issued to shareholders in reinvestment of distributions
Class A	177,630	1,756,765	—	$ —
Class B	29,108	400,816	—	—
Class C	55,192	759,443	—	—
Class S	331,394	$ 3,287,434	—	$ —
		$ 6,204,458		$ —
Shares redeemed
Class A	(915,688)	$ (9,086,144)	(1,017,786)	$ (9,829,057)
Class B	(406,290)	(5,530,330)	(770,393)	(10,541,655)
Class C	(327,310)	(4,487,258)	(274,740)	(3,676,679)
Class S	(688,209)	(6,751,581)	(3,958,138)	(39,660,349)
		$ (25,855,313)		$ (63,707,740)
Redemption fees		$ 18,781		$ 54,044
Net increase (decrease)
Class A	(110,535)	$ (1,068,238)	1,829,057	$ 18,607,179
Class B	(2,857)	(58,907)	411,381	5,369,768
Class C	(42,285)	(577,134)	1,095,376	15,005,089
Class S	420,874	4,075,652	(1,588,365)	(15,699,011)
		$ 2,371,373		$ 23,283,025

E. Investing in Foreign Securities

The Fund invests in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of US companies and the US government. These risks include devaluation of currencies, future adverse political and economic developments, lack of liquidity and greater volatility in market prices. This is particularly true with respect to emerging markets in developing countries.

F. Line of Credit

The Fund and several other affiliated Funds (the "Participants") entered into a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon the net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	FJEAX	FJEBX	FJECX
CUSIP Number	81116R-408	81116R-507	81116R-606
Fund Number	460	660	760

Scudder Class S Shareholders
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	FJESX
Fund Number	369
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments,
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

Scudder Investments
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

September 2004

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Japanese Equity Fund

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               May 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Japanese Equity Fund

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               May 2, 2005

By:                                 /s/Paul Schubert
                                    ----------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               May 2, 2005